Exhibit 99.2

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                   ==========================================
                       Deutsche Bank Securities CMO Model
                   ==========================================
                              Price / Yield Report
                   ==========================================




                          -------------------------
Bond Id and Name          COMM2005LNP5_T      X2
                          -------------------------
Bond Type                 WACIO
                          -------------------------
Bond Name                            XP
                          -------------------------
Original Balance          1,658,063,000.00
                          -------------------------
Original Coupon           0.310146  %
                          ------------
Deal Description          COMM2005LNP5_RED
                          -------------------------
Orig. Cutoff Date         4/1/05
                          ------------
Settlement Date           4/29/05
                          ------------


                          ---------------------
Current Balance           1,658,063,000.00
                          ---------------------
Current Coupon            0.310146  %
                          ---------------------

                          ---------------------
Dated Date                4/1/05
                          ---------------------
First Payment Date        5/10/05
                          ---------------------


Market Levels           TSY03M       TSY06M      TSY01Y      TSY02Y      TSY03Y       TSY05Y      TSY10Y      TSY30Y
                   --------------------------------------------------------------------------------------------------
                        3.6530       3.6530      3.6530      3.6530      3.7980       4.0260      4.3740      4.6860
                   --------------------------------------------------------------------------------------------------
Swap Table              SWP01Y       SWP02Y      SWP03Y      SWP04Y      SWP05Y       SWP06Y      SWP07Y      SWP08Y
                   --------------------------------------------------------------------------------------------------
                        42.460       42.460      46.230      47.060      45.300       47.050      47.970      47.900
                   --------------------------------------------------------------------------------------------------
Market Levels



Swap Table             SWP09Y       SWP10Y      SWP12Y      SWP15Y       SWP20Y      SWP25Y      SWP30Y      SWP40Y
                   -----------------------------------------------------------------------------------------------------------
                       47.070       45.750      55.000      57.480       59.450      55.675      49.401      49.401
                   -----------------------------------------------------------------------------------------------------------


Report Generated   Thu Apr 14 11:12:40 2005 (v.3.test) /home/abehlman/emikus/
                   deals/cmbs/comm05lnp5/preprice/comm05lnp5_preprice.cmo, /
                   data/strgrp/tsy/mkt.level, /home/abehlman/tmp/p18285/
                   COMM2005LNP5_T_S7_X2_py.csv



                                  X1           X2          X3          X4          X5           X6          X7          X8
              ---------------------------------------------------------------------------------------------------------------
               1.515138          4.52         4.52        4.52        4.52        4.52         4.52        4.52        4.52
              ---------------------------------------------------------------------------------------------------------------

                          ---------------------------------------------------------------------------------------------------
Ave Life                        4.950        4.950       4.950       4.950       4.950        4.950       4.950       4.950
                          ---------------------------------------------------------------------------------------------------
Mod Dur                         2.463        2.463       2.463       2.463       2.463        2.463       2.463       2.463
                          ---------------------------------------------------------------------------------------------------
Window                      4/06-4/12    4/06-4/12   4/06-4/12   4/06-4/12   4/06-4/12    4/06-4/12   4/06-4/12   4/06-4/12
                          ---------------------------------------------------------------------------------------------------
Sprd/Avl                      50.0/av      50.0/av     50.0/av     50.0/av     50.0/av      50.0/av     50.0/av     50.0/av
                          ---------------------------------------------------------------------------------------------------

                                 X9          X10
              ------------------------------------
               1.515138         4.52         4.52
              ------------------------------------

                          ------------------------
Ave Life                       4.950        4.950
                          ------------------------
Mod Dur                        2.463        2.463
                          ------------------------
Window                     4/06-4/12    4/06-4/12
                          ------------------------
Sprd/Avl                     50.0/av      50.0/av
                          ------------------------


           --------------------------------------------------------------------------------------
X1                                       Lockout YM only;100% CPR
           --------------------------------------------------------------------------------------
X2                                        Lockout YM only;0% CPR
           --------------------------------------------------------------------------------------
X3           Lockout YM only;100% CPR;0% CDR FOR 24 Months, 1% CDR, 65% Recovery,12 Month Lag
           --------------------------------------------------------------------------------------
X4           Lockout YM only;100% CPR;0% CDR FOR 24 Months, 2% CDR, 65% Recovery,12 Month Lag
           --------------------------------------------------------------------------------------
X5           Lockout YM only;100% CPR;0% CDR FOR 24 Months, 3% CDR, 65% Recovery,12 Month Lag
           --------------------------------------------------------------------------------------
X6           Lockout YM only;100% CPR;0% CDR FOR 24 Months, 4% CDR, 65% Recovery,12 Month Lag
           --------------------------------------------------------------------------------------
X7           Lockout YM only;100% CPR;0% CDR FOR 24 Months, 2% CDR, 90% Recovery,12 Month Lag
           --------------------------------------------------------------------------------------
X8           Lockout YM only;100% CPR;0% CDR FOR 24 Months, 2% CDR, 80% Recovery,12 Month Lag
           --------------------------------------------------------------------------------------
X9           Lockout YM only;100% CPR;0% CDR FOR 24 Months, 2% CDR, 60% Recovery,12 Month Lag
           --------------------------------------------------------------------------------------
X10          Lockout YM only;100% CPR;0% CDR FOR 24 Months, 2% CDR, 50% Recovery,12 Month Lag
           --------------------------------------------------------------------------------------


addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

US Patriot Act:
To help fight the funding of terrorism and money laundering activities, pursuant to The U.S. Patriot Act, Deutsche Bank U.S. obtains, verifies, and records information that identifies each person and entity with who we are a non affiliate that enter into a business relationship. Pursuant to The U.S. Patriot Act, when you enter into the business relationship, verification will include (but is not limited to) name, address, corporate tax identification number, date of birth (applicable to an individual), and other information that will allow us to identify you. We may also ask to see corporate resolutions or other identifying documents from you.

 Bond_Id            0CPR X2
 Bond_Type           WACIO
 Original_Bal        1,658,063,000.00
 Coupon                          0.31
 Trader_Descrip     XP

 Prepay           0.0CPR
  Per            PmtDate             Balance            Interest      Principal    PrepayPen       TotalCash     IntShtFall
-------------------------------------------------------------------------------------------------------------------------------
       -                  -      1,658,063,000.00               -             -             -               -             -
    1.00      20,050,510.00      1,658,063,000.00      428,535.36             -             -      428,535.36             -
    2.00      20,050,610.00      1,658,063,000.00      639,040.56             -             -      639,040.56             -
    3.00      20,050,710.00      1,658,063,000.00      428,420.77             -             -      428,420.77             -
    4.00      20,050,810.00      1,658,063,000.00      638,925.97             -             -      638,925.97             -
    5.00      20,050,910.00      1,658,063,000.00      638,925.97             -             -      638,925.97             -
    6.00      20,051,010.00      1,658,063,000.00      428,191.59             -             -      428,191.59             -
    7.00      20,051,110.00      1,658,063,000.00      638,696.78             -             -      638,696.78             -
    8.00      20,051,210.00      1,658,063,000.00      427,962.40             -             -      427,962.40             -
    9.00      20,060,110.00      1,658,063,000.00      444,463.63             -             -      444,463.63             -
   10.00      20,060,210.00      1,658,063,000.00      444,463.63             -             -      444,463.63             -
   11.00      20,060,310.00      1,658,063,000.00      394,616.18             -             -      394,616.18             -
   12.00      20,060,410.00      1,623,897,000.00      640,301.07             -             -      640,301.07             -
   13.00      20,060,510.00      1,623,897,000.00      408,605.91             -             -      408,605.91             -
   14.00      20,060,610.00      1,623,897,000.00      613,992.61             -             -      613,992.61             -
   15.00      20,060,710.00      1,623,897,000.00      408,270.68             -             -      408,270.68             -
   16.00      20,060,810.00      1,623,897,000.00      613,880.87             -             -      613,880.87             -
   17.00      20,060,910.00      1,623,897,000.00      613,769.12             -             -      613,769.12             -
   18.00      20,061,010.00      1,581,849,000.00      407,823.70             -             -      407,823.70             -
   19.00      20,061,110.00      1,581,849,000.00      585,355.30             -             -      585,355.30             -
   20.00      20,061,210.00      1,581,849,000.00      385,759.51             -             -      385,759.51             -
   21.00      20,070,110.00      1,581,849,000.00      401,670.89             -             -      401,670.89             -
   22.00      20,070,210.00      1,581,849,000.00      401,237.92             -             -      401,237.92             -
   23.00      20,070,310.00      1,581,849,000.00      354,369.71             -             -      354,369.71             -
   24.00      20,070,410.00      1,524,514,000.00      585,788.26             -             -      585,788.26             -
   25.00      20,070,510.00      1,524,514,000.00      364,672.03             -             -      364,672.03             -
   26.00      20,070,610.00      1,524,514,000.00      555,560.81             -             -      555,560.81             -
   27.00      20,070,710.00      1,524,514,000.00      364,258.18             -             -      364,258.18             -
   28.00      20,070,810.00      1,524,514,000.00      555,457.34             -             -      555,457.34             -
   29.00      20,070,910.00      1,524,514,000.00      555,353.88             -             -      555,353.88             -
   30.00      20,071,010.00      1,460,154,000.00      363,533.94             -             -      363,533.94             -
   31.00      20,071,110.00      1,460,154,000.00      522,436.05             -             -      522,436.05             -
   32.00      20,071,210.00      1,460,154,000.00      340,363.53             -             -      340,363.53             -
   33.00      20,080,110.00      1,460,154,000.00      522,239.85             -             -      522,239.85             -
   34.00      20,080,210.00      1,460,154,000.00      354,980.35             -             -      354,980.35             -
   35.00      20,080,310.00      1,460,154,000.00      326,041.02             -             -      326,041.02             -
   36.00      20,080,410.00      1,391,065,000.00      524,201.84             -             -      524,201.84             -
   37.00      20,080,510.00      1,391,065,000.00      320,819.31             -             -      320,819.31             -
   38.00      20,080,610.00      1,391,065,000.00      494,707.07             -             -      494,707.07             -
   39.00      20,080,710.00      1,391,065,000.00      320,445.96             -             -      320,445.96             -
   40.00      20,080,810.00      1,391,065,000.00      494,613.73             -             -      494,613.73             -
   41.00      20,080,910.00      1,391,065,000.00      494,520.40             -             -      494,520.40             -
   42.00      20,081,010.00      1,326,603,000.00      319,885.93             -             -      319,885.93             -
   43.00      20,081,110.00      1,326,603,000.00      467,553.46             -             -      467,553.46             -
   44.00      20,081,210.00      1,326,603,000.00      300,714.06             -             -      300,714.06             -
   45.00      20,090,110.00      1,326,603,000.00      314,780.56             -             -      314,780.56             -
   46.00      20,090,210.00      1,326,603,000.00      314,513.47             -             -      314,513.47             -
   47.00      20,090,310.00      1,326,603,000.00      274,183.56             -             -      274,183.56             -
   48.00      20,090,410.00      1,195,546,000.00      470,224.32             -             -      470,224.32             -
   49.00      20,090,510.00      1,195,546,000.00      255,687.67             -             -      255,687.67             -
   50.00      20,090,610.00      1,195,546,000.00      404,505.96             -             -      404,505.96             -
   51.00      20,090,710.00      1,195,546,000.00      258,298.51             -             -      258,298.51             -
   52.00      20,090,810.00      1,195,546,000.00      404,505.96             -             -      404,505.96             -
   53.00      20,090,910.00      1,195,546,000.00      404,426.84             -             -      404,426.84             -
   54.00      20,091,010.00        718,783,000.00      257,982.05             -             -      257,982.05             -
   55.00      20,091,110.00        718,783,000.00      172,145.66             -             -      172,145.66             -
   56.00      20,091,210.00        718,783,000.00       97,544.01             -             -       97,544.01             -
   57.00      20,100,110.00        718,783,000.00      127,231.60             -             -      127,231.60             -
   58.00      20,100,210.00        718,783,000.00      135,851.88             -             -      135,851.88             -
   59.00      20,100,310.00        718,783,000.00      168,480.03             -             -      168,480.03             -
   60.00      20,100,410.00        679,774,000.00      226,163.37             -             -      226,163.37             -
   61.00      20,100,510.00        679,774,000.00      149,062.40             -             -      149,062.40             -
   62.00      20,100,610.00        679,774,000.00      213,214.20             -             -      213,214.20             -
   63.00      20,100,710.00        679,774,000.00      148,911.55             -             -      148,911.55             -
   64.00      20,100,810.00        679,774,000.00      213,025.63             -             -      213,025.63             -
   65.00      20,100,910.00        679,774,000.00      212,950.20             -             -      212,950.20             -
   66.00      20,101,010.00        644,286,000.00      148,609.83             -             -      148,609.83             -
   67.00      20,101,110.00        644,286,000.00      201,883.27             -             -      201,883.27             -
   68.00      20,101,210.00        644,286,000.00      141,504.80             -             -      141,504.80             -
   69.00      20,110,110.00        644,286,000.00      141,434.01             -             -      141,434.01             -
   70.00      20,110,210.00        644,286,000.00      141,327.84             -             -      141,327.84             -
   71.00      20,110,310.00        644,286,000.00      141,504.80             -             -      141,504.80             -
   72.00      20,110,410.00        612,176,000.00      201,458.56             -             -      201,458.56             -
   73.00      20,110,510.00        612,176,000.00      134,872.95             -             -      134,872.95             -
   74.00      20,110,610.00        612,176,000.00      191,531.27             -             -      191,531.27             -
   75.00      20,110,710.00        612,176,000.00      134,706.40             -             -      134,706.40             -
   76.00      20,110,810.00        612,176,000.00      191,364.73             -             -      191,364.73             -
   77.00      20,110,910.00        612,176,000.00      191,264.80             -             -      191,264.80             -
   78.00      20,111,010.00        515,445,000.00      134,406.62             -             -      134,406.62             -
   79.00      20,111,110.00        515,445,000.00      153,962.38             -             -      153,962.38             -
   80.00      20,111,210.00        515,445,000.00      110,138.98             -             -      110,138.98             -
   81.00      20,120,110.00        515,445,000.00      154,117.23             -             -      154,117.23             -
   82.00      20,120,210.00        515,445,000.00      109,751.85             -             -      109,751.85             -
   83.00      20,120,310.00        515,445,000.00      113,029.57             -             -      113,029.57             -
   84.00      20,120,410.00                     -      158,556.35             -             -      158,556.35             -
   85.00      20,120,510.00                     -               -             -             -               -             -
   86.00      20,120,610.00                     -               -             -             -               -             -
   87.00      20,120,710.00                     -               -             -             -               -             -
   88.00      20,120,810.00                     -               -             -             -               -             -
   89.00      20,120,910.00                     -               -             -             -               -             -
   90.00      20,121,010.00                     -               -             -             -               -             -
   91.00      20,121,110.00                     -               -             -             -               -             -
   92.00      20,121,210.00                     -               -             -             -               -             -
   93.00      20,130,110.00                     -               -             -             -               -             -
   94.00      20,130,210.00                     -               -             -             -               -             -
   95.00      20,130,310.00                     -               -             -             -               -             -
   96.00      20,130,410.00                     -               -             -             -               -             -
   97.00      20,130,510.00                     -               -             -             -               -             -
   98.00      20,130,610.00                     -               -             -             -               -             -
   99.00      20,130,710.00                     -               -             -             -               -             -
  100.00      20,130,810.00                     -               -             -             -               -             -
  101.00      20,130,910.00                     -               -             -             -               -             -
  102.00      20,131,010.00                     -               -             -             -               -             -
  103.00      20,131,110.00                     -               -             -             -               -             -
  104.00      20,131,210.00                     -               -             -             -               -             -
  105.00      20,140,110.00                     -               -             -             -               -             -
  106.00      20,140,210.00                     -               -             -             -               -             -
  107.00      20,140,310.00                     -               -             -             -               -             -
  108.00      20,140,410.00                     -               -             -             -               -             -
  109.00      20,140,510.00                     -               -             -             -               -             -
  110.00      20,140,610.00                     -               -             -             -               -             -
  111.00      20,140,710.00                     -               -             -             -               -             -
  112.00      20,140,810.00                     -               -             -             -               -             -
  113.00      20,140,910.00                     -               -             -             -               -             -
  114.00      20,141,010.00                     -               -             -             -               -             -
  115.00      20,141,110.00                     -               -             -             -               -             -
  116.00      20,141,210.00                     -               -             -             -               -             -
  117.00      20,150,110.00                     -               -             -             -               -             -
  118.00      20,150,210.00                     -               -             -             -               -             -
  119.00      20,150,310.00                     -               -             -             -               -             -
  120.00      20,150,410.00                     -               -             -             -               -             -
  121.00      20,150,510.00                     -               -             -             -               -             -
  122.00      20,150,610.00                     -               -             -             -               -             -
  123.00      20,150,710.00                     -               -             -             -               -             -
  124.00      20,150,810.00                     -               -             -             -               -             -
  125.00      20,150,910.00                     -               -             -             -               -             -
  126.00      20,151,010.00                     -               -             -             -               -             -
  127.00      20,151,110.00                     -               -             -             -               -             -
  128.00      20,151,210.00                     -               -             -             -               -             -
  129.00      20,160,110.00                     -               -             -             -               -             -
  130.00      20,160,210.00                     -               -             -             -               -             -
  131.00      20,160,310.00                     -               -             -             -               -             -
  132.00      20,160,410.00                     -               -             -             -               -             -
  133.00      20,160,510.00                     -               -             -             -               -             -
  134.00      20,160,610.00                     -               -             -             -               -             -
  135.00      20,160,710.00                     -               -             -             -               -             -
  136.00      20,160,810.00                     -               -             -             -               -             -
  137.00      20,160,910.00                     -               -             -             -               -             -
  138.00      20,161,010.00                     -               -             -             -               -             -
  139.00      20,161,110.00                     -               -             -             -               -             -
  140.00      20,161,210.00                     -               -             -             -               -             -
  141.00      20,170,110.00                     -               -             -             -               -             -
  142.00      20,170,210.00                     -               -             -             -               -             -
  143.00      20,170,310.00                     -               -             -             -               -             -
  144.00      20,170,410.00                     -               -             -             -               -             -
  145.00      20,170,510.00                     -               -             -             -               -             -
  146.00      20,170,610.00                     -               -             -             -               -             -
  147.00      20,170,710.00                     -               -             -             -               -             -
  148.00      20,170,810.00                     -               -             -             -               -             -
  149.00      20,170,910.00                     -               -             -             -               -             -
  150.00      20,171,010.00                     -               -             -             -               -             -
  151.00      20,171,110.00                     -               -             -             -               -             -
  152.00      20,171,210.00                     -               -             -             -               -             -
  153.00      20,180,110.00                     -               -             -             -               -             -
  154.00      20,180,210.00                     -               -             -             -               -             -
  155.00      20,180,310.00                     -               -             -             -               -             -
  156.00      20,180,410.00                     -               -             -             -               -             -
  157.00      20,180,510.00                     -               -             -             -               -             -
  158.00      20,180,610.00                     -               -             -             -               -             -
  159.00      20,180,710.00                     -               -             -             -               -             -
  160.00      20,180,810.00                     -               -             -             -               -             -
  161.00      20,180,910.00                     -               -             -             -               -             -
  162.00      20,181,010.00                     -               -             -             -               -             -
  163.00      20,181,110.00                     -               -             -             -               -             -
  164.00      20,181,210.00                     -               -             -             -               -             -
  165.00      20,190,110.00                     -               -             -             -               -             -
  166.00      20,190,210.00                     -               -             -             -               -             -
  167.00      20,190,310.00                     -               -             -             -               -             -
  168.00      20,190,410.00                     -               -             -             -               -             -
  169.00      20,190,510.00                     -               -             -             -               -             -
  170.00      20,190,610.00                     -               -             -             -               -             -
  171.00      20,190,710.00                     -               -             -             -               -             -
  172.00      20,190,810.00                     -               -             -             -               -             -
  173.00      20,190,910.00                     -               -             -             -               -             -
  174.00      20,191,010.00                     -               -             -             -               -             -
  175.00      20,191,110.00                     -               -             -             -               -             -
  176.00      20,191,210.00                     -               -             -             -               -             -
  177.00      20,200,110.00                     -               -             -             -               -             -
  178.00      20,200,210.00                     -               -             -             -               -             -
  179.00      20,200,310.00                     -               -             -             -               -             -
  180.00      20,200,410.00                     -               -             -             -               -             -
  181.00      20,200,510.00                     -               -             -             -               -             -
  182.00      20,200,610.00                     -               -             -             -               -             -
  183.00      20,200,710.00                     -               -             -             -               -             -
  184.00      20,200,810.00                     -               -             -             -               -             -
  185.00      20,200,910.00                     -               -             -             -               -             -
  186.00      20,201,010.00                     -               -             -             -               -             -
  187.00      20,201,110.00                     -               -             -             -               -             -
  188.00      20,201,210.00                     -               -             -             -               -             -
  189.00      20,210,110.00                     -               -             -             -               -             -
  190.00      20,210,210.00                     -               -             -             -               -             -
  191.00      20,210,310.00                     -               -             -             -               -             -
  192.00      20,210,410.00                     -               -             -             -               -             -
  193.00      20,210,510.00                     -               -             -             -               -             -
  194.00      20,210,610.00                     -               -             -             -               -             -
  195.00      20,210,710.00                     -               -             -             -               -             -
  196.00      20,210,810.00                     -               -             -             -               -             -
  197.00      20,210,910.00                     -               -             -             -               -             -
  198.00      20,211,010.00                     -               -             -             -               -             -
  199.00      20,211,110.00                     -               -             -             -               -             -
  200.00      20,211,210.00                     -               -             -             -               -             -
  201.00      20,220,110.00                     -               -             -             -               -             -
  202.00      20,220,210.00                     -               -             -             -               -             -
  203.00      20,220,310.00                     -               -             -             -               -             -
  204.00      20,220,410.00                     -               -             -             -               -             -
  205.00      20,220,510.00                     -               -             -             -               -             -
  206.00      20,220,610.00                     -               -             -             -               -             -
  207.00      20,220,710.00                     -               -             -             -               -             -
  208.00      20,220,810.00                     -               -             -             -               -             -
  209.00      20,220,910.00                     -               -             -             -               -             -
  210.00      20,221,010.00                     -               -             -             -               -             -
  211.00      20,221,110.00                     -               -             -             -               -             -
  212.00      20,221,210.00                     -               -             -             -               -             -
  213.00      20,230,110.00                     -               -             -             -               -             -
  214.00      20,230,210.00                     -               -             -             -               -             -
  215.00      20,230,310.00                     -               -             -             -               -             -
  216.00      20,230,410.00                     -               -             -             -               -             -
  217.00      20,230,510.00                     -               -             -             -               -             -
  218.00      20,230,610.00                     -               -             -             -               -             -
  219.00      20,230,710.00                     -               -             -             -               -             -
  220.00      20,230,810.00                     -               -             -             -               -             -
  221.00      20,230,910.00                     -               -             -             -               -             -
  222.00      20,231,010.00                     -               -             -             -               -             -
  223.00      20,231,110.00                     -               -             -             -               -             -
  224.00      20,231,210.00                     -               -             -             -               -             -
  225.00      20,240,110.00                     -               -             -             -               -             -
  226.00      20,240,210.00                     -               -             -             -               -             -
  227.00      20,240,310.00                     -               -             -             -               -             -
-------------------------------------------------------------------------------------------------------------------------------
       -                  -                     -   28,654,542.86             -             -   28,654,542.86             -


 Prepay
  Per      PrinShtFall         Loss       CumLoss       NegAmort        Coupon      StatedCoupon
-----------------------------------------------------------------------------------------------------
       -            -             -             -             -             -               -
    1.00            -             -             -             -          0.31            0.31
    2.00            -             -             -             -          0.46            0.46
    3.00            -             -             -             -          0.31            0.31
    4.00            -             -             -             -          0.46            0.46
    5.00            -             -             -             -          0.46            0.46
    6.00            -             -             -             -          0.31            0.31
    7.00            -             -             -             -          0.46            0.46
    8.00            -             -             -             -          0.31            0.31
    9.00            -             -             -             -          0.32            0.32
   10.00            -             -             -             -          0.32            0.32
   11.00            -             -             -             -          0.29            0.29
   12.00            -             -             -             -          0.46            0.46
   13.00            -             -             -             -          0.30            0.30
   14.00            -             -             -             -          0.45            0.45
   15.00            -             -             -             -          0.30            0.30
   16.00            -             -             -             -          0.45            0.45
   17.00            -             -             -             -          0.45            0.45
   18.00            -             -             -             -          0.30            0.30
   19.00            -             -             -             -          0.44            0.44
   20.00            -             -             -             -          0.29            0.29
   21.00            -             -             -             -          0.30            0.30
   22.00            -             -             -             -          0.30            0.30
   23.00            -             -             -             -          0.27            0.27
   24.00            -             -             -             -          0.44            0.44
   25.00            -             -             -             -          0.29            0.29
   26.00            -             -             -             -          0.44            0.44
   27.00            -             -             -             -          0.29            0.29
   28.00            -             -             -             -          0.44            0.44
   29.00            -             -             -             -          0.44            0.44
   30.00            -             -             -             -          0.29            0.29
   31.00            -             -             -             -          0.43            0.43
   32.00            -             -             -             -          0.28            0.28
   33.00            -             -             -             -          0.43            0.43
   34.00            -             -             -             -          0.29            0.29
   35.00            -             -             -             -          0.27            0.27
   36.00            -             -             -             -          0.43            0.43
   37.00            -             -             -             -          0.28            0.28
   38.00            -             -             -             -          0.43            0.43
   39.00            -             -             -             -          0.28            0.28
   40.00            -             -             -             -          0.43            0.43
   41.00            -             -             -             -          0.43            0.43
   42.00            -             -             -             -          0.28            0.28
   43.00            -             -             -             -          0.42            0.42
   44.00            -             -             -             -          0.27            0.27
   45.00            -             -             -             -          0.28            0.28
   46.00            -             -             -             -          0.28            0.28
   47.00            -             -             -             -          0.25            0.25
   48.00            -             -             -             -          0.43            0.43
   49.00            -             -             -             -          0.26            0.26
   50.00            -             -             -             -          0.41            0.41
   51.00            -             -             -             -          0.26            0.26
   52.00            -             -             -             -          0.41            0.41
   53.00            -             -             -             -          0.41            0.41
   54.00            -             -             -             -          0.26            0.26
   55.00            -             -             -             -          0.29            0.29
   56.00            -             -             -             -          0.16            0.16
   57.00            -             -             -             -          0.21            0.21
   58.00            -             -             -             -          0.23            0.23
   59.00            -             -             -             -          0.28            0.28
   60.00            -             -             -             -          0.38            0.38
   61.00            -             -             -             -          0.26            0.26
   62.00            -             -             -             -          0.38            0.38
   63.00            -             -             -             -          0.26            0.26
   64.00            -             -             -             -          0.38            0.38
   65.00            -             -             -             -          0.38            0.38
   66.00            -             -             -             -          0.26            0.26
   67.00            -             -             -             -          0.38            0.38
   68.00            -             -             -             -          0.26            0.26
   69.00            -             -             -             -          0.26            0.26
   70.00            -             -             -             -          0.26            0.26
   71.00            -             -             -             -          0.26            0.26
   72.00            -             -             -             -          0.38            0.38
   73.00            -             -             -             -          0.26            0.26
   74.00            -             -             -             -          0.38            0.38
   75.00            -             -             -             -          0.26            0.26
   76.00            -             -             -             -          0.38            0.38
   77.00            -             -             -             -          0.37            0.37
   78.00            -             -             -             -          0.26            0.26
   79.00            -             -             -             -          0.36            0.36
   80.00            -             -             -             -          0.26            0.26
   81.00            -             -             -             -          0.36            0.36
   82.00            -             -             -             -          0.26            0.26
   83.00            -             -             -             -          0.26            0.26
   84.00            -             -             -             -          0.37            0.37
   85.00            -             -             -             -             -            5.44
   86.00            -             -             -             -             -            5.61
   87.00            -             -             -             -             -            5.44
   88.00            -             -             -             -             -            5.61
   89.00            -             -             -             -             -            5.61
   90.00            -             -             -             -             -            5.43
   91.00            -             -             -             -             -            5.61
   92.00            -             -             -             -             -            5.43
   93.00            -             -             -             -             -            5.61
   94.00            -             -             -             -             -            5.61
   95.00            -             -             -             -             -            5.08
   96.00            -             -             -             -             -            5.61
   97.00            -             -             -             -             -            5.43
   98.00            -             -             -             -             -            5.61
   99.00            -             -             -             -             -            5.43
  100.00            -             -             -             -             -            5.61
  101.00            -             -             -             -             -            5.61
  102.00            -             -             -             -             -            5.43
  103.00            -             -             -             -             -            5.61
  104.00            -             -             -             -             -            5.43
  105.00            -             -             -             -             -            5.61
  106.00            -             -             -             -             -            5.61
  107.00            -             -             -             -             -            5.07
  108.00            -             -             -             -             -            5.61
  109.00            -             -             -             -             -            5.43
  110.00            -             -             -             -             -            5.61
  111.00            -             -             -             -             -            5.43
  112.00            -             -             -             -             -            5.60
  113.00            -             -             -             -             -            5.60
  114.00            -             -             -             -             -            5.43
  115.00            -             -             -             -             -            5.60
  116.00            -             -             -             -             -            5.43
  117.00            -             -             -             -             -            5.60
  118.00            -             -             -             -             -            5.61
  119.00            -             -             -             -             -            5.09
  120.00            -             -             -             -             -            5.63
  121.00            -             -             -             -             -            5.75
  122.00            -             -             -             -             -            6.20
  123.00            -             -             -             -             -            6.05
  124.00            -             -             -             -             -            6.20
  125.00            -             -             -             -             -            6.20
  126.00            -             -             -             -             -            6.04
  127.00            -             -             -             -             -            6.19
  128.00            -             -             -             -             -            6.04
  129.00            -             -             -             -             -            6.19
  130.00            -             -             -             -             -            6.19
  131.00            -             -             -             -             -            5.87
  132.00            -             -             -             -             -            6.18
  133.00            -             -             -             -             -            6.02
  134.00            -             -             -             -             -            6.18
  135.00            -             -             -             -             -            6.02
  136.00            -             -             -             -             -            6.17
  137.00            -             -             -             -             -            6.17
  138.00            -             -             -             -             -            6.00
  139.00            -             -             -             -             -            6.16
  140.00            -             -             -             -             -            6.00
  141.00            -             -             -             -             -            6.16
  142.00            -             -             -             -             -            6.15
  143.00            -             -             -             -             -            5.66
  144.00            -             -             -             -             -            6.15
  145.00            -             -             -             -             -            5.98
  146.00            -             -             -             -             -            6.14
  147.00            -             -             -             -             -            5.97
  148.00            -             -             -             -             -            6.13
  149.00            -             -             -             -             -            6.13
  150.00            -             -             -             -             -            5.96
  151.00            -             -             -             -             -            6.12
  152.00            -             -             -             -             -            5.95
  153.00            -             -             -             -             -            6.11
  154.00            -             -             -             -             -            6.11
  155.00            -             -             -             -             -            5.58
  156.00            -             -             -             -             -            6.10
  157.00            -             -             -             -             -            5.92
  158.00            -             -             -             -             -            6.10
  159.00            -             -             -             -             -            5.91
  160.00            -             -             -             -             -            6.09
  161.00            -             -             -             -             -            6.08
  162.00            -             -             -             -             -            5.90
  163.00            -             -             -             -             -            6.08
  164.00            -             -             -             -             -            5.89
  165.00            -             -             -             -             -            6.07
  166.00            -             -             -             -             -            6.07
  167.00            -             -             -             -             -            5.51
  168.00            -             -             -             -             -            6.06
  169.00            -             -             -             -             -            5.88
  170.00            -             -             -             -             -            6.06
  171.00            -             -             -             -             -            5.87
  172.00            -             -             -             -             -            6.06
  173.00            -             -             -             -             -            6.06
  174.00            -             -             -             -             -            5.87
  175.00            -             -             -             -             -            6.06
  176.00            -             -             -             -             -            5.87
  177.00            -             -             -             -             -            6.21
  178.00            -             -             -             -             -            6.21
  179.00            -             -             -             -             -            5.85
  180.00            -             -             -             -             -            6.22
  181.00            -             -             -             -             -            7.09
  182.00            -             -             -             -             -            7.39
  183.00            -             -             -             -             -            7.20
  184.00            -             -             -             -             -            7.39
  185.00            -             -             -             -             -            7.39
  186.00            -             -             -             -             -            7.21
  187.00            -             -             -             -             -            7.39
  188.00            -             -             -             -             -            7.21
  189.00            -             -             -             -             -            7.40
  190.00            -             -             -             -             -            7.40
  191.00            -             -             -             -             -            6.83
  192.00            -             -             -             -             -            7.40
  193.00            -             -             -             -             -            7.21
  194.00            -             -             -             -             -            7.41
  195.00            -             -             -             -             -            7.22
  196.00            -             -             -             -             -            7.41
  197.00            -             -             -             -             -            7.41
  198.00            -             -             -             -             -            7.22
  199.00            -             -             -             -             -            7.42
  200.00            -             -             -             -             -            7.22
  201.00            -             -             -             -             -            7.42
  202.00            -             -             -             -             -            7.42
  203.00            -             -             -             -             -            6.82
  204.00            -             -             -             -             -            7.43
  205.00            -             -             -             -             -            7.23
  206.00            -             -             -             -             -            7.43
  207.00            -             -             -             -             -            7.23
  208.00            -             -             -             -             -            7.44
  209.00            -             -             -             -             -            7.44
  210.00            -             -             -             -             -            7.23
  211.00            -             -             -             -             -            7.45
  212.00            -             -             -             -             -            7.24
  213.00            -             -             -             -             -            7.15
  214.00            -             -             -             -             -            7.15
  215.00            -             -             -             -             -            6.57
  216.00            -             -             -             -             -            7.02
  217.00            -             -             -             -             -            7.02
  218.00            -             -             -             -             -            7.02
  219.00            -             -             -             -             -            7.02
  220.00            -             -             -             -             -            7.02
  221.00            -             -             -             -             -            7.02
  222.00            -             -             -             -             -            7.02
  223.00            -             -             -             -             -            7.02
  224.00            -             -             -             -             -            7.02
  225.00            -             -             -             -             -            7.02
  226.00            -             -             -             -             -            7.02
  227.00            -             -             -             -             -            7.02
-----------------------------------------------------------------------------------------------------